Scudder
Ohio
Tax Free Fund

Semiannual Report
September 30, 1997

Pure No-Load(TM) Funds

For investors seeking double-tax-free income exempt from both Ohio and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                                    In Brief

o Scudder Ohio Tax Free Fund received an overall four-star rating from Morningstar, reflecting "above average" risk-adjusted performance through September 30, 1997.*

o As of September 30, 1997, Scudder Ohio Tax Free Fund's 30-day net annualized SEC yield was 4.54%, equivalent to an 8.08% taxable yield for Ohio investors subject to the 43.83% combined federal and state income tax rate.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                       30-Day Yield on September 30, 1997

BAR CHART DATA:

                          Scudder     Taxable Yield
                          Ohio Tax    Needed to Equal
                          Free Fund   the Fund's Yield
                          ---------   ----------------

                            4.54%         8.08%


o For the six-month period ended September 30, 1997, Scudder Ohio Tax Free Fund posted a total return of 6.34%, compared with the 5.92% average return of 55 similar funds tracked by Lipper Analytical Services. In addition, the Fund placed in the top 25% of similar funds over six-month, one-year, three-year, and five-year periods. See page 6 for more information on the Fund's rankings.


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, four stars for five-year performance, and three stars for three-year performance, and was rated among 1,374, 668, and 326 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                                Table of Contents

   3  Letter from the Fund's President   14  Financial Statements
   4  Performance Update                 17  Financial Highlights
   5  Portfolio Summary                  18  Notes to Financial Statements
   6  Portfolio Management Discussion    20  Officers and Trustees
   9  Glossary of Investment Terms       21  Investment Products and Services
  10  Investment Portfolio               22  Scudder Solutions


                         2 - Scudder Ohio Tax Free Fund

                       Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you concerning Scudder Ohio Tax Free Fund's performance over its most recent six-month period ended September 30, 1997. In addition to the Fund's four-star Morningstar rating as of September 30 (see "In Brief" on page 2), the Fund placed in the top 25% of similar Ohio tax free funds tracked by Lipper over six-month, and one-, three- and five-year periods as of September 30. The Fund posted a 4.54% 30-day net annualized SEC yield as of September 30, equivalent to an 8.08% taxable yield for investors in the top Ohio tax bracket. The Fund's portfolio management team continues to focus on intermediate-term noncallable bonds in pursuit of high yield and favorable total return. Please read the discussion beginning on page 6 for more information.

     For those interested in other offerings from Scudder, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire exposure to overseas equities but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of established companies listed on foreign exchanges. For a complete listing of Scudder's mutual fund offerings, see page 21.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 23 provides more information on how to contact Scudder. Thank you for choosing Scudder Ohio Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/David S. Lee


     David S. Lee
     President,
     Scudder Ohio Tax Free Fund


                         3 - Scudder Ohio Tax Free Fund

                     Performance Update as of September 30, 1997

-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
9/30/97         $10,000  Cumulative  Annual
-------------------------------------------
Scudder Ohio Tax Free Fund
Ticker Symbol:    SCOHX
-------------------------------------------
1 Year        $10,861    8.61%     8.61%
5 Year        $14,015   40.15%     6.98%
10 Year       $23,009  130.09%     8.69%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year        $10,904    9.04%     9.04%
5 Year        $14,140   41.40%     7.17%
10 Year       $23,182  131.82%     8.76%


-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Ohio Tax Free Fund
Year           Amount
---------------------
'87           $10,000
'88           $11,475
'89           $12,495
'90           $13,085
'91           $14,896
'92           $16,417
'93           $18,675
'94           $18,032
'95           $19,940
'96           $21,185
'97           $23,009

Lehman Brothers Municipal
Bond Index
Year           Amount
---------------------
'87           $10,000
'88           $11,296
'89           $12,277
'90           $13,113
'91           $14,842
'92           $16,395
'93           $18,484
'94           $18,033
'95           $20,051
'96           $21,260
'97           $23,182

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended September 30

                       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     --------------------------------------------------------------------------------
Net Asset Value      $11.86  $12.00  $11.71  $12.46  $12.93  $13.72  $12.46  $13.02  $13.04  $13.41
Income Dividends     $  .76  $  .84  $  .79  $  .77  $  .74  $  .71  $  .70  $  .69  $  .68  $  .68
Capital Gains
Distributions        $  .01  $  .05  $  .06  $  .06  $  .02  $  .21  $  .10  $  .03  $  .09  $  .04
Fund Total
Return (%)            14.75    8.88    4.72   13.84   10.21   13.76   -3.44   10.58    6.25    8.61
Index Total
Return (%)            12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18    6.04    9.04


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and ten year periods would have been lower.

                         4 - Scudder Ohio Tax Free Fund

                    Portfolio Summary as of September 30, 1997

-------------------------------
Diversification
-------------------------------
Hospital/Health             18%
Higher Education            13%
Water/Sewer Revenue         11%
State General Obligation    11%
Sales/Special Tax           10%
Core Cities/Lease            7%
Electric Utility Revenue     6%
Other General
Obligation/Lease             6%
School District/Lease        6%
Miscellaneous Municipal     12%
-------------------------------
                           100%
-------------------------------

The Fund invests in a broad
selection of Ohio municipal bonds,
including hospital/healthcare
bonds, higher education bonds,
and water/sewer revenue bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Quality
------------------------------
AAA                        53%
AA                         13%
A                          16%
BBB                         8%
Not Rated                  10%
------------------------------
                          100%
------------------------------

Weighted average quality: AA

Overall quality remains high,
with over 80% of portfolio
securities rated A or better.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Effective Maturity
------------------------------
Less than 1 year            3%
1-5 years                  26%
5-10 years                 30%
10-15 years                27%
Greater than 15 years      14%
------------------------------
                          100%
------------------------------

Weighted average effective maturity:
9.07 years

As a means of locking in a substantial
income stream for the Fund over time,
we are currently focusing on the purchase of 10- to 15-year noncallable bonds.

For more complete details about the Fund's investment portfolio, see page 10.



                         5 - Scudder Ohio Tax Free Fund

                        Portfolio Management Discussion

Dear Shareholders,

For the six months ended September 30, 1997, Scudder Ohio Tax Free Fund posted a strong 6.34% total return as bonds continued to rack up solid gains. As some analysts proclaimed a "New Era" of noninflationary growth, the bond market inched its way upward, as any one statistical announcement that might imply a resurgence of inflation was met by two others that more than allayed such fears.

The Fund's 6.34% total return for the period consisted of a $0.47 increase in net asset value to $13.41 and income distributions of $0.34 per share. This return outpaced the 5.92% average of 55 similar funds tracked by Lipper over the six-month period. In addition, the Fund's return placed it in the top 25% of similar funds over one-, three-, and five-year periods ended September 30, 1997.

On September 30, 1997, the Fund's 30-day net annualized SEC yield was 4.54%, equivalent to a taxable yield of 8.08% for shareholders subject to the 43.83% maximum combined state and federal income tax rate. The Fund's tax equivalent yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality.

                                   Ohio Update

The State of Ohio enjoyed stronger than expected economic growth during the last six months. The State's General Fund benefited from a surge in income tax receipts as a result of its strong economy and record low unemployment levels, and finished the 1997 fiscal year with a $835 million surplus. As the State begins the second quarter of its 1998 fiscal year, it is already projected to


THE PRINTED DOCUMENT HAS A TABLE HERE

TABLE TITLE:

        Scudder Ohio Tax Free Fund:
        Performance Exceeding the Averages
        (Average annual returns for periods ended September 30, 1997)


                       Scudder
                       Ohio Tax
                       Free Fund   Lipper             Number   Percentile
         Period         Return     Average    Rank   of Funds    Rank
         ------         ------     -------    ----   --------  ----------

         1 Year          8.61%      7.97%      10   of   53     Top 19%

         3 Years         8.47%      7.88%       9   of   43     Top 21%

         5 Years         6.98%      6.57%       5   of   23     Top 22%

         10 Years        8.69%      8.37%       4   of   12     Top 33%

         Past performance does not guarantee future results.


                         6 - Scudder Ohio Tax Free Fund
finish the year with another General Fund surplus, as both sales tax and personal income tax receipts are ahead of projections. In addition, Ohio's debt burden is low. Direct debt per capita in fiscal year 1996 was $469, 74% of the national average.

The strength of Ohio's economy has been supported by employment growth in the service and trade sectors as well as by product diversification in the manufacturing sector. While the services sector is increasingly gaining market share, the State's decline in manufacturing jobs has stabilized. Ohio's unemployment rate -- 3.8% as of August, 1997 -- continues to be lower than the national average.

The issue that continues to challenge the State is education. Ohio currently faces a lawsuit claiming that the State's education spending plan is inequitable. Since education is financed primarily with property tax revenues, administered at the local level, there is a disparity between wealthy and poor districts. The State has until March 1998 to develop a more equitable plan. The likely scenario will be increased funding for education at the State level, which could put pressure on the State's budget. In spite of this anticipated strain, given the strength of Ohio's economy and its strong financial position, we believe the State's economic and credit prospects are steady and should improve in the near future.

                                Noncallable Bonds
                                  Still a Focus

As a means of locking in a substantial income stream for Scudder Ohio Tax Free Fund over time, we are currently focusing on the purchase of 10- to 15-year noncallable bonds. As of September 30, over 25% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add high yielding BBB-rated and non-rated bonds to the portfolio. Higher yielding bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 18% of bonds in these two categories as of the end of September. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Lastly, our continuing goal is to have an average effective maturity similar to that of other Ohio tax-free bond funds. As of September 30, the Fund's average effective maturity was approximately 9 years.

Overall portfolio quality remains high, with over 80% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Ohio municipal bonds, including hospital/healthcare bonds, higher education bonds, and water/sewer revenue bonds.

Over the long-term, we seek to provide a competitive level of federal and state tax-exempt income for Fund investors -- with total return as an additional objective -- by concentrating on three broad categories of Ohio municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming existing "callable" bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. As of September 30, 50% of bonds the Fund held were noncallable.

                         7 - Scudder Ohio Tax Free Fund

o Steeply discounted callable bonds, which are less likely to be subject to early redemption at par value by their issuers than bonds issued at par.

o "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds that carry high coupons and are less volatile than longer-term bonds with lower coupons.

                                     Outlook

As a rising stock market continued to shatter records, the past six months also witnessed increased activity in the bond market, as large and small investors seeking additional diversification rebalanced their portfolios by adding bonds. Amid Federal Reserve Chairman Greenspan's warnings about wage pressures, the shrinking supply of labor, and the possible runout of the "peace dividend," it's difficult to predict whether the Fed will continue to refrain from raising interest rates in the near future and whether the currently favorable economic and market conditions will prevail over the coming months. We do know, however, that yields and prices of municipal bonds are currently attractive compared with Treasuries, and that the continued low level of U.S. inflation -- aided by business' strong investment in technological advances as well as subdued economic activity in much of the rest of the world -- is a boon to investors.

In the near term, we will continue our focus on 10-15 year noncallable municipal bonds as we seek to boost yield and long-term returns for our investors. At the same time, we will attempt to limit volatility by maintaining a neutral average maturity and high overall credit quality as we pursue double-tax-free income and competitive total return for Scudder Ohio Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon

Donald C. Carleton          Philip G. Condon




                         8 - Scudder Ohio Tax Free Fund

                          Glossary of Investment Terms


 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND     A municipal bond backed by the "full faith and
                             credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                   An overall increase in the prices of goods and
                             services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND              An interest-bearing debt security issued by a
                             state or local government entity.

 NET ASSET VALUE (NAV)       The price per share of a mutual fund based on the
                             sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD    The level of yield a fully taxable instrument
                             would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD            The standard yield reference for bond funds, based
                             on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                The most common yardstick to measure the
                             performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                         9 - Scudder Ohio Tax Free Fund

            Investment Portfolio as of September 30, 1997 (Unaudited)


                                                                                  Principal         Credit          Market
                                                                                   Amount ($)       Rating (b)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 3.1%
------------------------------------------------------------------------------------------------------------------------------
Ohio
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
  Daily Demand Note, 3.85%, 1/01/16* ............................................   1,400,000         MIG1           1,400,000
Franklin County, OH, Health System, St. Anthony's Medical Center, Daily Demand
  Note, 4.5%, 7/01/15* ..........................................................     300,000         MIG1             300,000
Hamilton County, OH, Franciscan Sisters of the Poor Health System, Series A,
  Daily Demand Note, 3.95%, 3/01/17* ............................................     200,000         MIG1             200,000
Ohio State Air Quality Development Authority, Daily Demand Note, 3.8%,
  10/01/01* .....................................................................     200,000         MIG1             200,000
Ohio State Air Quality Development Authority Revenue Cincinnati Gas and
  Electric, Daily Demand Note, 3.75%, 9/01/30* ..................................     400,000         A1+              400,000
Ohio State University Revenue, General Receipts Bonds, Weekly Variable Rate
  Demand Bond, Series 1986 B, 3.9%, 12/01/06* ...................................     200,000         A1+              200,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,700,000)                                                             2,700,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 96.9%
------------------------------------------------------------------------------------------------------------------------------
Ohio
Beavercreek, OH, Local School District, General Obligation, 6.6%, 12/01/15 (c) ..   1,000,000         AAA            1,176,230
Cleveland, OH, Waterworks Improvement, First Mortgage Revenue, Series 1992 F,
  6.25%, 1/01/07 (c) ............................................................   1,000,000         AAA            1,079,880
Cleveland, OH, Public Power System Improvement Revenue, Series 1994 A,
  Capital Appreciation, Zero Coupon, 11/15/09 (c) ...............................   2,250,000         AAA            1,234,845
Cleveland, OH, Urban Renewal Tax Increment Rock & Roll Hall of Fame and
  Museum Project, 6.75%, 3/15/18 ................................................   1,000,000         NR             1,030,010
Cleveland, OH, General Obligation:
  5.3%, 9/01/08 (c) .............................................................   2,000,000         AAA            2,099,760
  Series 1993, 5.375%, 9/01/09 (c) ..............................................   1,700,000         AAA            1,787,873
  Series A, 6.3%, 7/01/06 (c) ...................................................   1,000,000         AAA            1,102,310
Cleveland, OH, Public Power System Improvement Revenue:
  Series 1996-1, 6%, 11/15/11 (c) ...............................................   1,050,000         AAA            1,163,274
  Series B, 7%, 11/15/17 ........................................................     750,000         A                802,373
Cleveland, OH, Parking Facility Revenue, 6%, 9/15/09 (c) ........................   1,385,000         AAA            1,540,189
Columbus, OH, General Obligation, Unlimited Tax, Sewer Improvement,
  6%, 5/01/13 ...................................................................   1,000,000         AAA            1,081,680
Cuyahoga County, OH, General Obligation, Jail Facilities, Series 1991, ETM,
  Zero Coupon, 10/01/02*** ......................................................   1,500,000         NR             1,195,350
Cuyahoga County, OH, Hospital Facilities Revenue, Health Cleveland Inc.,
  Series 1993, 6.25%, 8/15/10 ...................................................   1,000,000         A              1,062,310

    The accompanying notes are an integral part of the financial statements.


                         10 - Scudder Ohio Tax Free Fund


                                                                                  Principal         Credit          Market
                                                                                   Amount ($)       Rating (b)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cuyahoga County, OH, Port Authority Revenue, Port Revenue Docks PS-1,
  Series 1997, 6%, 3/01/07 ......................................................   1,000,000         NR             1,007,810
Fairfield, OH, City School District, 7.2%, 12/01/09 (c) .........................   1,000,000         AAA            1,183,890
Franklin County, OH, Riverside United Methodist Hospital, Series A, 5.75%,
  5/15/12 .......................................................................   1,950,000         AA             2,011,718
Gateway Economic Development Corporation of Cleveland, OH, Stadium Revenue,
  6.5%, 9/15/14 .................................................................   4,000,000         NR             4,139,000
Gateway Economic Development Corporation of Cuyahoga County, OH, Excise Tax:
  Series 1990, 7.5%, 9/01/05 ....................................................   1,000,000         A              1,107,050
  Series 1990, 7.2%, 9/01/01 ....................................................   2,550,000         A              2,687,063
Hamilton County, OH, Sewer System Revenue:
  Improvement and Refunding, 5.45%, 12/01/09 (c) ................................   1,000,000         AAA            1,063,110
  Series 1991 A, 6.4%, 12/01/05 .................................................     530,000         AA               571,552
  Series 1991 A, Prerefunded 6/01/01, 6.4%, 12/01/05** ..........................     220,000         AAA              239,906
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.8%, 7/01/08 ................   2,000,000         BBB            2,134,060
Hamilton County, OH, Hospital Facilities Revenue, Christ Hospital, Series
  1991 B, 6.625%, 1/01/06 (c) ...................................................   1,000,000         AAA            1,069,480
Hilliard, OH, School District, Series 1996A, Capital Appreciation, Zero Coupon,
  12/01/12 (c) ..................................................................   1,655,000         AAA              756,269
Huber Heights, OH, Water System Revenue, Capital Appreciation, Zero Coupon,
  12/01/12 ......................................................................   1,005,000         AAA              459,245
Lorain County, OH, Hospital Refunding Revenue:
  EMH Regional Medical Center, 5%, 11/01/07 (c) .................................   1,000,000         AAA            1,027,880
  Humility of Mary Health Care System, Series A, 5.9%, 12/15/08 .................   1,000,000         A              1,089,390
Lorain, OH, Hospital Authority Refunding Revenue, Lakeland Community
  Hospital Inc., 6.5%, 11/15/12 .................................................   1,000,000         A              1,118,920
Lucas County, OH, Hospital Revenue:
  Flower Hospital, Series 1993, 6.125%, 12/01/13 ................................   1,375,000         BBB            1,518,028
  St. Vincent Medical Center, 5.25%, 8/15/20 (c) ................................   1,900,000         AAA            1,840,872
Mahoning County, OH, General Obligation, Limited Tax, 6.6%, 12/01/06 (c) ........   1,100,000         AAA            1,213,531
Miami County, OH, Hospital Facilities, Revenue Refunding, Hospital Upper Valley,
  Series 1996 C, 6.25%, 5/15/13 .................................................   1,000,000         BBB            1,033,240
North Olmstead, OH, General Obligation:
  6.2%, 12/01/11 (c) ............................................................   1,000,000         AAA            1,131,610
  6.25%, 12/15/12 (c) ...........................................................   1,500,000         AAA            1,630,455

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder Ohio Tax Free Fund


                                                                                  Principal         Credit          Market
                                                                                   Amount ($)       Rating (b)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Northeast Ohio Regional Sewer District, Wastewater Improvement
  Revenue Refunding:
   5.5%, 11/15/12 (c) ...........................................................   1,550,000         AAA            1,604,653
   5.6%, 11/15/13 (c) ...........................................................   1,000,000         AAA            1,042,070
Ohio Air Quality Development Authority, Pollution Control Revenue, Cleveland
  Electric Company, 8%, 12/01/13 (c) ............................................   1,250,000         AAA            1,450,113
Ohio General Obligation, 6%, 8/01/10 ............................................   1,000,000         AA             1,111,900
Ohio Higher Education Facilities Revenue:
  Case Western Reserve University, Refunding, Series B, 6.5%, 10/01/20 ..........   2,250,000         AA             2,646,540
  Oberlin College Project, Prerefunded 10/01/99, 7.1%, 10/01/12** ...............     485,000         AAA              519,488
Ohio Higher Educational Facility Commission Refunding Revenue, Case Western
  Reserve University, 6%, 10/01/14 ..............................................   1,000,000         AA             1,111,190
Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1990 F,
  7.6%, 9/01/16 .................................................................   1,325,000         AAA            1,400,287
Ohio Liquor Profits Refunding Bonds, Economic Development Revenue, Series 1989,
  6.85%, 3/01/00 (c) ............................................................   1,000,000         AAA            1,063,400
Ohio Public Facilities Commission, Higher Educational Capital Facilities
  Revenue, Series 2B, 5.4%, 11/01/07 (c) ........................................   2,000,000         AAA            2,098,800
Ohio State Building Authority:
  Correctional Facilities Revenue, Series 1991 A, 6.5%, 10/01/04 ................   1,000,000         A              1,096,980
  Juvenile Correction Facilities, 6%, 10/01/06 ..................................   1,555,000         A              1,715,212
  Toledo Government Office Building, Series A, 8%, 10/01/27 .....................     500,000         AAA              588,995
  Worker's Compensation Facilities, William Green Building, Series 1993 A,
  4.75%, 4/01/14 ................................................................   1,000,000         A                936,860
Ohio State Higher Education Facility:
  Prerefunded on 12/01/00 7.25%, 12/01/12 (c) ...................................     800,000         AAA              887,936
  Unrefunded, 7.25%, 12/01/12 (c) ...............................................     200,000         AAA              221,038
  Series 1997A, Step-up Coupon 0% to 7/1/2000, 6.5% to 7/01/08 ..................   2,325,000         AA             2,254,646
Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison
  Company Project, Series 1989 A, 7.625%, 7/01/23 ...............................   1,140,000         BBB            1,201,332
Olmsted Falls, OH, City School District, General Obligation, Series 1991,
  7.05%, 12/15/11 (c) ...........................................................   1,000,000         AAA            1,116,950
Solon, OH, School District, Series 1993, 5.3%, 12/01/13 .........................   1,000,000         AAA            1,004,970
Strongsville, OH, City School District, General Obligation, Series 1996, 5.35%,
  12/01/11 (c) ..................................................................   1,000,000         AAA            1,045,510
Summit County, OH, General Obligation, 6.4%, 12/01/14 (c) .......................   1,000,000         AAA            1,111,530
Warren County, OH, Water Improvement, General Obligation, The P&G Project,
  Series 1995, 5.25%, 12/01/16 ..................................................   1,720,000         AA             1,707,543

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Ohio Tax Free Fund


                                                                                  Principal         Credit          Market
                                                                                   Amount ($)       Rating (b)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico
Puerto Rico Aqueduct and Sewer Authority, Revenue Refunding, 6%, 7/01/09 ........   1,000,000         A              1,099,190
Puerto Rico Commonwealth, Highway & Transportation Authority, Series W,
  5.5%, 7/01/13 (c) .............................................................   1,000,000         AAA            1,060,720
Puerto Rico Electric Power Authority, Power Revenue, Series 1994S, 6.125%,
  7/01/09 (c) ...................................................................   2,000,000         AAA            2,256,880
Puerto Rico, General Obligation, Public Improvement:
  6.6%, 7/01/13 (c) .............................................................   1,000,000         AAA            1,117,410
  Refunding, 5.4%, 7/01/07 ......................................................   1,500,000         A              1,570,515
University of Puerto Rico, University Systems, Series N, 6.25%, 6/01/08 (c) .....   1,000,000         AAA            1,132,400

Virgin Islands
Virgin Islands Public Finance Authority, General Obligation, Matching Fund Loan
  Notes, Series A, 7.25%, 10/01/18 ..............................................   1,000,000         NR             1,116,010
Virgin Islands Public Finance Authority, Highway Revenue, Series 1989, 7.7%,
  10/01/04 ......................................................................   1,000,000         BBB            1,067,980
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $79,755,587)                                                            85,749,211
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $82,455,587) (a)                                                          88,449,211
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $82,455,587. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $5,993,624. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,018,047 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $24,423.

  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
      Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

  *** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder Ohio Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $82,455,587) ................      $  88,449,211
                 Receivable for investments sold .....................................              5,000
                 Interest receivable .................................................          1,294,839
                 Receivable for Fund shares sold .....................................             80,647
                 Other assets ........................................................              1,400
                                                                                            ----------------
                 Total assets ........................................................         89,831,097

Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank ...............................................             79,459
                 Dividends payable ...................................................            128,703
                 Payable for Fund shares redeemed ....................................              7,000
                 Accrued management fee ..............................................             18,104
                 Other payables and accrued expenses .................................             40,166
                                                                                            ----------------
                 Total liabilities ...................................................            273,432
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  89,557,665
                --------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments ..............................          5,993,624
                 Accumulated net realized loss .......................................           (174,616)
                 Paid-in capital .....................................................         83,738,657
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  89,557,665
                --------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($89,557,665 / 6,679,265 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                     ----------------
                   authorized) .......................................................             $13.41
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder Ohio Tax Free Fund

                             Statement of Operations
                 six months ended September 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:

                 Interest ............................................................      $   2,460,717
                                                                                            -----------------
                 Expenses:
                 Management fee ......................................................            258,891
                 Services to shareholders ............................................             42,577
                 Custodian and accounting fees .......................................             30,002
                 Trustees' fees and expenses .........................................              8,444
                 Auditing ............................................................             15,347
                 Reports to shareholders .............................................             12,156
                 Legal ...............................................................              1,981
                 Registration fees ...................................................              2,522
                 Other ...............................................................              4,466
                                                                                            -----------------
                 Total expenses before reductions ....................................            376,386
                 Expense reductions ..................................................           (159,529)
                                                                                            -----------------
                 Expenses, net .......................................................            216,857
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                          2,243,860
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investment transactions ...............            (23,438)
                 Net unrealized appreciation (depreciation) on investments
                   during the period .................................................          3,101,403
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     3,077,965
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   5,321,825
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder Ohio Tax Free Fund

                       Statements of Changes in Net Assets

                                                                              Six Months
                                                                                 Ended
                                                                             September 30,      Year Ended
                                                                                 1997           March 31,
Increase (Decrease) in Net Assets                                             (Unaudited)          1997
---------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ....................................   $   2,243,860     $   4,446,028
               Net realized gain (loss) from investment transactions ....         (23,438)          192,252
               Net unrealized appreciation (depreciation) on investments
                  during the period .....................................       3,101,403           (39,047)
                                                                            ----------------  ---------------
               Net increase (decrease) in net assets resulting from
                  operations ............................................       5,321,825         4,599,233
                                                                            ----------------  ---------------
               Distributions to shareholders:
               From net investment income ...............................      (2,243,860)       (4,446,028)
                                                                            ----------------  ---------------
               From net realized gains from investment transactions .....              --          (249,065)
                                                                            ----------------  ---------------
               Fund share transactions:
               Proceeds from shares sold ................................       9,333,360        15,734,963
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions .........................       1,428,839         3,010,355
               Cost of shares redeemed ..................................      (8,391,508)      (18,190,160)
                                                                            ----------------  ---------------
               Net increase (decrease) in net assets from Fund share
                  transactions ..........................................       2,370,691           555,158
                                                                            ----------------  ---------------
               Increase (decrease) in net assets ........................       5,448,656           459,298
               Net assets at beginning of period ........................      84,109,009        83,649,711
                                                                            ----------------  ---------------
                                                                            ----------------  ---------------
               Net assets at end of period ..............................   $  89,557,665     $  84,109,009
                                                                            ----------------  ---------------
Other Information
---------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ................       6,502,200         6,457,717
                                                                            ----------------  ---------------
               Shares sold ..............................................         707,103         1,211,448
               Shares issued to shareholders in reinvestment of
                  distributions .........................................         107,752           230,889
               Shares redeemed ..........................................        (637,790)       (1,397,854)
                                                                            ----------------  ---------------
               Net increase (decrease) in Fund shares ...................         177,065            44,483
                                                                            ----------------  ---------------
                                                                            ----------------  ---------------
               Shares outstanding at end of period ......................       6,679,265         6,502,200
                                                                            ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder Ohio Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                             Six Months
                               Ended
                            September 30,                             Years Ended March 31,
                                1997
                             (Unaudited)  1997     1996     1995     1994     1993     1992     1991     1990     1989     1988(b)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning     ----------------------------------------------------------------------------------------------------
   of period ................  $12.94     $12.95   $12.77   $12.68   $13.13   $12.47   $12.14   $11.97   $11.94   $11.65   $12.00
                               ----------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income .......     .34        .68      .69      .70      .70      .72      .75      .78      .82      .79      .66
Net realized and
   unrealized
   gain (loss) on
   investments ..............     .47        .03      .30      .13     (.35)     .85      .36      .23      .10      .36     (.40)
Total from investment          ----------------------------------------------------------------------------------------------------
   operations ...............     .81        .71      .99      .83      .35     1.57     1.11     1.01      .92     1.15      .26
                               ----------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income .......    (.34)      (.68)    (.69)    (.70)    (.70)    (.72)    (.75)    (.78)    (.82)    (.84)    (.61)
Net realized gains on
   investment
   transactions .............      --       (.04)    (.12)      --     (.08)    (.19)    (.03)    (.06)    (.07)    (.02)      --
In excess of net realized
   gains ....................      --         --       --     (.04)    (.02)      --       --       --       --       --       --
                               ----------------------------------------------------------------------------------------------------
Total distributions .........    (.34)      (.72)    (.81)    (.74)    (.80)    (.91)    (.78)    (.84)    (.89)    (.86)    (.61)
                               ----------------------------------------------------------------------------------------------------
Net asset value, end of        ----------------------------------------------------------------------------------------------------
   period ...................  $13.41     $12.94   $12.95   $12.77   $12.68   $13.13   $12.47   $12.14   $11.97   $11.94   $11.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ........    6.34**     5.58     7.85     6.82     2.48    13.04     9.33     8.75     7.80    10.83     2.30**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) .............      90         84       84       78       80       69       51       37       25       12        6
Ratio of operating expenses,
   net to average daily
   net assets (%) (a) .......     .50*       .50      .50      .50      .50      .50      .50      .50      .50      .50      .50*
Ratio of operating
   expenses before expense
   reductions, to average
   daily net assets (%) .....     .87*       .88      .89      .91      .90      .95     1.03     1.21     1.62     2.14     4.51*
Ratio of net investment
   income to average daily
   net assets (%) ...........    5.17*      5.23     5.30     5.59     5.23     5.61     6.05     6.50     6.74     7.13     7.17*
Portfolio turnover rate (%)..    2.85*      9.66     19.6     19.9     12.2     34.7     13.2     22.6     15.9     35.7    105.5*

(a) Total returns are higher due to maintenance of the Fund's expenses.
(b) For the period May 28, 1987 (commencement of operations) to March 31, 1988.
*   Annualized
**  Not annualized


                         17 - Scudder Ohio Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $2,254,576 and $1,195,230, respectively.


                         18 - Scudder Ohio Tax Free Fund

                               C. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until January 31, 1998 and during such period to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. For the six months ended September 30, 1997, the Adviser imposed fees amounting to $99,362 of which $18,104 was unpaid at September 30, 1997 and the portion not imposed amounted to $159,529 at September 30, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by SSC aggregated $29,629 of which $4,886 is unpaid at September 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by SFAC aggregated $18,000, of which $3,000 was unpaid at September 30, 1997.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1997, Trustees' fees and expenses charged to the Fund aggregated $8,444.


                         19 - Scudder Ohio Tax Free Fund

                              Officers and Trustees


David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow;
President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer




                         *Scudder, Stevens & Clark, Inc.

                        20 - Scudder Ohio Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                         21 - Scudder Ohio Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         22 - Scudder Ohio Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                         23 - Scudder Ohio Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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